Property, Plant and Equipment	12 Months Ended
Dec. 31, 2015
Property, Plant and Equipment [Abstract]
Property, Plant and Equipment
7.  PROPERTY, PLANT AND EQUIPMENT

A summary of the historical cost of the Partnership’s property, plant and equipment is as follows:

		December 31,
thousands	Estimated Useful Life	2015	2014
Land	n/a	$3,744	$3,437
Gathering systems	3 to 47 years	6,061,004	5,559,369
Pipelines and equipment	15 to 45 years	136,290	151,107
Assets under construction	n/a	329,887	512,269
Other	3 to 40 years	25,853	22,395
Total property, plant and equipment		6,556,778	6,248,577
Accumulated depreciation		1,697,999	1,110,722
Net property, plant and equipment		$4,858,779	$5,137,855

The cost of property classified as “Assets under construction” is excluded from capitalized costs being depreciated. These amounts represent property that is not yet suitable to be placed into productive service as of the respective balance sheet date.
On December 3, 2015, there was an initial fire and secondary explosion at the processing facility within the DBM complex. The majority of the damage from the incident was to the liquid handling facilities and the amine treating units at the inlet of the complex. Train II sustained the most damage of the processing trains but is expected to be returned to service by the end of 2016. Train III experienced minimal damage and is expected to be able to accept limited deliveries of gas in April 2016, and return to full service by the end of the second quarter of 2016, along with new liquid handling and amine treating facilities. The Partnership recognized a gross loss resulting from this damage of $68.8 million. See Note 1.
Also during 2015, the Partnership recognized impairments of $515.5 million, primarily due to impairments of $280.2 million at the Red Desert complex and $220.9 million at the Hilight system. Using the income approach and Level 3 fair value inputs, the Red Desert complex was impaired to its estimated salvage value of $6.3 million and the Hilight system was impaired to its estimated fair value of $28.8 million. These impairments were triggered by a reduction in estimated future cash flows caused by the low commodity price environment and resulting reduced producer drilling activity and related throughput. Also during this period, the Partnership recognized impairments of $14.4 million, primarily due to (i) the abandonment of compressors at the MIGC system and (ii) the cancellation of projects at the Non-Operated Marcellus Interest systems, the DBJV system and the Brasada, Red Desert and DJ Basin complexes. Prolonged low or further declines in commodity prices and changes to producers’ drilling plans in response to lower prices could result in additional impairments in future periods.
During 2014, the Partnership recognized impairments of $5.1 million, primarily related to a non-operational plant in the Powder River Basin that was impaired to its estimated salvage value of $2.4 million, using the income approach and Level 3 fair value inputs, the cancellation of various capital projects by the third-party operator of the Non-Operated Marcellus Interest systems and a compressor no longer in service at the Hilight system.
During 2013, the Partnership recognized a $49.9 million impairment, primarily due to an impairment of $48.7 million at the Springfield system related to a gathering system that was impaired to its estimated fair value of $14.4 million prior to the disposition of such gathering system by Springfield in 2014, using the income approach and Level 3 fair value inputs. This impairment was triggered by a reduction in estimated future cash flows caused by downward reserve revisions by producers based on lease expirations and the decision to suspend a drilling program in the area. Also during this period, the Partnership recognized impairments related to the cancellation of various capital projects by the third-party operator of the Non-Operated Marcellus Interest systems.
At December 31, 2013, other long-term assets includes $4.6 million of unguaranteed residual value related to the capital lease component of a processing agreement assumed in connection with the acquisition of the Granger straddle plant as a part of the MGR acquisition in January 2012. This agreement, in which the Partnership was the lessor, was replaced effective April 1, 2014, with a gas conditioning agreement that does not satisfy criteria required for lease classification. As such, during the second quarter of 2014, the $4.6 million capital lease asset was reclassified from other long-term assets to property, plant and equipment and commenced depreciation.